UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04528)

Exact name of registrant as specified in charter:	Putnam Ohio Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2011

Date of reporting period:	June 1, 2010 — May 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PXOHX

Putnam Ohio Tax Exempt Income Fund

Annual report
5|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Ohio
Tax Exempt
Income Fund

Annual report
5 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Federal tax information	38

About the Trustees	39

Officers	41

Message from the Trustees

Dear Fellow Shareholder:

Near the midpoint of 2011, the U.S. economic recovery continues despite recent evidence that it may have hit a “soft patch.” Slow jobs growth, rising global commodity prices, European sovereign debt woes, civil unrest in North Africa and the Middle East, and the lingering effects of the disasters in Japan are all contributing to this economic pause.

In the face of these disappointments, we remain confident in the fundamental resilience of the current economic expansion. The recent deceleration appears temporary and does not indicate a slip back toward recession. It is Putnam’s view that the markets will remain unsettled over the next several months as these headwinds abate and growth strengthens.

In this environment, it is also important to remember how far the economy and markets have come since the Great Recession of 2008. While the recovery is not yet self-sustaining, we believe it is slowly gathering strength and momentum.

Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment, premised as it is on finding selective opportunities rather than on riding a market wave. Moreover, it is also an important time to consult with your financial advisor to ensure that your investments are aligned with your personal goals, time horizon, and risk tolerance.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for Ohio investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Ohio Tax Exempt Income Fund seeks to capitalize on investment opportunities in Ohio by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the managers monitor for developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2011.

Results for investors subject to lower tax rates would not be as advantageous.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

Municipal bonds were in the news often over the past 12 months. How would you describe the investment environment for municipal bonds during Putnam Ohio Tax Exempt Income Fund’s fiscal year?

The first few months of the fund’s fiscal year were relatively stable as the gains that characterized the municipal bond market in the early months of 2010 continued through the end of October. During this time, investors continued to allocate money out of cash and other safe assets and into longer-term and higher-risk investments, while strong demand from yield-hungry investors pushed bond prices higher in the more credit-sensitive sectors of the municipal bond market.

In early November, however, the Federal Reserve announced it would purchase $600 billion in Treasury bonds over the next several months in a second round of quantitative easing measures, designed in part to keep yields low and encourage investor risk taking. Around this time, data also began to suggest that the U.S. economic recovery was gathering strength. Treasury market yields jumped higher, which in turn put pressure on interest rates in the municipal bond market. In addition, after the November mid-term elections, investor uncertainty grew over the possibility of pending tax-rate increases and the expiration of the Build America Bonds — or “BABs” — program, which had played a key role in lending stability to the municipal bond market during the life of the program. This uncertainty, coupled with dire media coverage of state budget challenges and predictions of widespread defaults, led to a broad sell-off in municipal bonds. While the municipal bond market has stabilized to date in 2011, there is still a significant amount of investor uncertainty surrounding a number of issues, from interest rates to the potential for tax reform.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Although the fund trailed its benchmark during this period, I am pleased to report that it did outperform the average return of its Lipper peer group for the 12 months ended May 31, 2011.

You mentioned that Treasury rates increased in the fourth quarter of 2010. How did that affect the municipal bond market?

By way of background, when interest rates increase, the prices of existing bonds generally decline as the fixed interest rates they offer become less attractive to investors. So when interest rates in the Treasury market change, the rest of the taxable fixed-income market generally moves with them.

The relationship between municipal bonds and Treasuries is a little more complex. Because municipal bonds offer tax-exempt income, their yields generally are lower than those of comparable Treasuries, whose interest is taxed as ordinary income. Over the long term, municipal bonds have offered yields between 85% and 100% of comparable Treasuries, broadly speaking.

Since 2008, however, amid forced selling and some unusual supply-and-demand characteristics, yields in the municipal market have often been at 100% or more of Treasuries. That ratio continues to hover at or above the 100% threshold today for 30-year maturities. We believe that if interest rates continue to rise, municipal bonds will not necessarily decline to the same degree as taxable bonds, given the positive supply technicals in the municipal market.

What effect has recent legislation — both enacted and proposed — had on the tax-exempt bond market?

It has been a very busy period from a policy perspective. First, at the end of 2010, the

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

popular BABs program expired. The program had allowed states and municipalities to issue bonds in the taxable market by offering an accompanying subsidy payment to the municipal issuer from the federal government. Issuers in all 50 states participated in the BABs program, and, despite some speculation that the program might be extended, it was allowed to expire on December 31, 2010.

The expiration of the BABs program caused a significant spike in supply at the end of 2010. To lock in the federal subsidy BABs offered, many states pushed up new issuance into the fourth quarter of 2010 — issuance that was originally slated for 2011. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the expiration of BABs would translate into significantly higher tax-free issuance in 2011, undermining price stability. We believed the first few months of 2011 would bring lighter issuance, and, in fact, issuance year to date has been even lower than expected, which has helped price stability recently.

Speculation about changes to tax policy also has affected the market. Given the ongoing struggle to reduce the federal deficit, a number of proposals are now on the table. Simplification of the tax code is one possibility, with changes to a number of the existing marginal rates. In a market dominated by individual investors, the relative attractiveness of municipal bonds is driven in large part by income tax rates, and any

Credit qualities are shown as a percentage of portfolio market value as of 5/31/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

changes to those rates could affect investors’ decisions as they reexamine their portfolios.

Investors also should be aware that there are a number of proposals under consideration in Washington, D.C., that could affect the way that municipal bonds are issued in the future. For example, one proposal suggests replacing traditional tax-exempt bonds with tax credit bonds. It is very important to note that no current proposal would affect the tax-exempt nature of any outstanding bonds, which is to say they would be grandfathered. It is difficult to say how these proposals will fare as parts of the overall attempts to reduce the federal deficit, but the debate could add to investor uncertainty.

How did you position the portfolio during the fund’s fiscal year?

For much of the period, we positioned the portfolio to benefit from improving fundamentals in the municipal bond market. While we felt that many states’ budget challenges were significant, we were confident that conditions were improving along with the broader economy. This generally appears to be the case. While Ohio, like many other states, still faces a sizable budget gap, we believe the overall fiscal conditions have begun to improve over the course of the past year.

Against this backdrop of gradually improving conditions, we believed that essential service revenue bonds remained attractive, and we held an overweight position in A- and Baa-rated securities relative to the fund’s benchmark. During the second half of the reporting period, which included the municipal bond market sell-off, this detracted from returns relative to the benchmark, as lower-rated securities lagged the overall market’s returns.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. Effective maturity dates of bonds with call features may change as a result of market conditions.

In terms of sectors, we continued to limit the fund’s exposure to local general obligation bonds, or “G.O.s,” which are securities issued at the city or county level that are not tied to any particular revenue stream. We believe that as the federal government looks to reduce transfer payments to the states, and as states, in turn, seek to close their deficits by reducing spending, these types of bonds are at risk for downgrades or other headline-driven price volatility. Unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources. For those reasons, limiting our exposure in this area of the market generally has been beneficial.

What is your outlook for the municipal bond market?

We believe that while the financial challenges faced by many states remain significant, the likelihood of a default at the state level is quite remote. Generally, debt service is a highly prioritized payment for a state. Debt service for states is also normally a small part of the budget. While some states will continue to wrestle with large pension deficits, we believe that the fiscal condition of most state governments gradually will continue to improve along with the broader U.S. economy.

Still, various factors will continue to affect the municipal bond market’s supply-and-demand balance. Although we expect overall supply to contract in 2011 compared with last year — and although it has been lighter than expected year to date — an uptick in issuance could put pressure on yield levels.

Moreover, there is increased uncertainty surrounding the future of tax rates. Although the Bush-era tax rates were extended in December 2010 for another two years, legislators are now discussing a tax code overhaul, and it’s unclear what future rates will be, particularly for top-income earners. Also, state budget shortfalls and pension liabilities could increase pressure on lawmakers to raise state income taxes.

Lastly, government policymakers and the news media continue to show heightened interest in states’ financial conditions, which could add volatility to the municipal bond market should negative headlines regain national attention. All in all, we anticipate that price volatility in the municipal bond market could continue over the short term, but for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to generate attractive total returns in the tax-free bond market.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund is managed by Paul Drury and Susan McCormack.

IN THE NEWS

The Federal Reserve’s second quantitative easing program, dubbed “QE2,” came to an end on June 30. During the past several months, the Federal Reserve bought $600 billion in Treasury securities in an effort to inject money into the financial system. QE2 kicked off last fall, and was a follow-up to QE1, in which the central bank acquired more than $1 trillion in mortgage-backed securities from late 2008 through March 31, 2010. There is unlikely to be a QE3, however. In early June, Federal Reserve Bank Chairman Ben Bernanke said that while the U.S. economic recovery faces headwinds in the areas of jobs growth, high commodity prices, and a slowdown in manufacturing, the nation’s central bank will not embark on a third round of easing. Not surprisingly, equity investors were hoping for more stimulus money, while fixed-income investors are happy to see an end to it.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.37%	5.17%	4.65%	4.65%	4.57%	4.57%	5.03%	4.87%	5.41%

10 years	51.56	45.38	42.03	42.03	40.44	40.44	47.15	42.45	52.68
Annual average	4.25	3.81	3.57	3.57	3.45	3.45	3.94	3.60	4.32

5 years	21.13	16.32	17.32	15.35	16.62	16.62	19.32	15.47	22.04
Annual average	3.91	3.07	3.25	2.90	3.12	3.12	3.60	2.92	4.06

3 years	12.26	7.78	10.00	7.03	9.66	9.66	11.23	7.61	12.97
Annual average	3.93	2.53	3.23	2.29	3.12	3.12	3.61	2.47	4.15

1 year	1.74	–2.35	1.10	–3.79	0.97	–0.01	1.35	–1.87	1.87

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 5/31/11

	Barclays Capital Municipal	Lipper Ohio Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.28%	5.41%

10 years	63.24	46.31
Annual average	5.02	3.87

5 years	26.29	18.45
Annual average	4.78	3.43

3 years	15.97	10.31
Annual average	5.06	3.31

1 year	3.18	1.42

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/11, there were 42, 40, 35, 31, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 5/31/11

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.362295		$0.306271	$0.293485	$0.338438		$0.382532

Capital gains [2]	—		—	—	—		—

Total	$0.362295		$0.306271	$0.293485	$0.338438		$0.382532

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

5/31/10	$9.05	$9.43	$9.04	$9.05	$9.06	$9.36	$9.06

5/31/11	8.84	9.21	8.83	8.84	8.84	9.14	8.84

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.07%	3.91%	3.45%	3.30%	3.80%	3.67%	4.30%

Taxable equivalent [4]	6.66	6.39	5.64	5.40	6.21	6.00	7.03

Current 30-day SEC yield
(with expense limitation) [5]	N/A	3.44	2.97	2.82	N/A	3.21	3.82

Taxable equivalent [4]	N/A	5.63	4.86	4.61	N/A	5.25	6.25

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 38.85% federal and state combined tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,203 and $14,044, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,245 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $15,268.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.36%	5.17%	4.64%	4.64%	4.56%	4.56%	5.02%	4.86%	5.40%

10 years	50.71	44.61	41.33	41.33	39.61	39.61	46.38	41.51	52.04
Annual average	4.19	3.76	3.52	3.52	3.39	3.39	3.88	3.53	4.28

5 years	21.78	16.94	17.98	15.99	17.26	17.26	20.10	16.21	22.87
Annual average	4.02	3.18	3.36	3.01	3.24	3.24	3.73	3.05	4.21

3 years	13.62	9.02	11.50	8.50	11.12	11.12	12.60	8.87	14.51
Annual average	4.35	2.92	3.70	2.76	3.58	3.58	4.03	2.87	4.62

1 year	2.42	–1.64	1.79	–3.13	1.63	0.65	2.02	–1.26	2.66

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 5/31/10*	0.81%	1.43%	1.58%	1.08%	0.58%

Annualized expense ratio for the six-month period
ended 5/31/11†	0.79%	1.42%	1.57%	1.07%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract and an expense agreement effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2010, to May 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.97	$7.12	$7.87	$5.37	$2.86

Ending value (after expenses)	$1,014.40	$1,010.10	$1,009.50	$1,012.00	$1,014.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2011, use the following calculation method. To find the value of your investment on December 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.98	$7.14	$7.90	$5.39	$2.87

Ending value (after expenses)	$1,020.99	$1,017.85	$1,017.10	$1,019.60	$1,022.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before sales charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After sales charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Ohio Tax Exempt Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Ohio Tax Exempt Income Fund (the “fund”) at May 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2011

The fund’s portfolio 5/31/11

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	FNMA Coll. Federal National Mortgage
AGO Assured Guaranty, Ltd.	Association Collateralized
AMBAC AMBAC Indemnity Corporation	FRB Floating Rate Bonds
Cmnwlth. of PR Gtd. Commonwealth of	G.O. Bonds General Obligation Bonds
Puerto Rico Guaranteed	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHA Insd. Federal Housing Administration Insured	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.3%)*	Rating**	Principal amount	Value

Guam (0.7%)
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste
Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	$350,000	$312,778

Territory of GU, Govt. Ltd. Oblig. Rev. Bonds
(Section 30), Ser. A, 5 3/4s, 12/1/34	BBB–	500,000	487,430

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	BBB	250,000	239,465

			1,039,673
Ohio (88.4%)
Akron, G.O. Bonds, AGM, 5s, 12/1/25	AA+	1,005,000	1,064,335

Akron, Wtr. Wks. Rev. Bonds, NATL, 6s, 12/1/12	Baa1	600,000	614,772

Allen Cnty., Hosp. Fac. Rev. Bonds (Catholic
Hlth. Care), Ser. A, 5 1/4s, 6/1/38	AA–	1,000,000	960,980

Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth.
Care), Ser. B, 0.11s, 10/1/31	VMIG1	3,900,000	3,900,000

American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A
AGO, 5 3/4s, 2/15/39	AA+	1,500,000	1,582,815
5s, 2/15/38	A1	1,500,000	1,502,430

Anthony Wayne Local School Dist. G.O. Bonds
(School Fac. Construction & Impt.), AGM, 5 1/2s,
12/1/19 (Prerefunded 12/1/11)	AA+	1,565,000	1,605,502

Barberton, City School Dist. G.O. Bonds (School
Impt.), 5 1/4s, 12/1/28	AA	1,390,000	1,495,974

Brookfield, Local School Dist. G.O. Bonds (School
Fac. Impt.), AGM, 5s, 1/15/26	AA+	1,000,000	1,063,570

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	Baa3	2,250,000	1,587,915
5 3/8s, 6/1/24	Baa3	690,000	536,868

Canal Winchester, Local School Dist. G.O. Bonds,
NATL, zero %, 12/1/33	A3	1,180,000	301,077

Cincinnati, City School Dist. COP (School Impt.),
AGM, 5s, 12/15/28	AA+	2,500,000	2,605,325

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Cleveland, G.O. Bonds, Ser. A
AGO, 5s, 12/1/29	AA+	$2,000,000	$2,057,320
FGIC, NATL, 4 3/4s, 11/15/26	AA	1,790,000	1,805,645

Cleveland, Arpt. Syst. Ser. C, AGM, 5s, 1/1/23	AA+	1,500,000	1,515,930

Cleveland, Income Tax Rev. Bonds (Bridges &
Roadways), Ser. B, AGO, 5s, 10/1/29	AA+	1,000,000	1,039,780

Cleveland, Muni. School Dist. G.O. Bonds, AGM,
5s, 12/1/27	AA+	1,375,000	1,423,249

Cleveland, Parking Fac. Rev. Bonds, AGM, 5 1/4s,
9/15/22	AA+	2,400,000	2,597,520

Cleveland, Pub. Pwr. Syst. Rev. Bonds, Ser. B-1,
NATL, zero %, 11/15/25	A	3,000,000	1,416,750

Cleveland, Urban Renewal Increment Rev. Bonds
(Rock & Roll Hall of Fame), 6 3/4s, 3/15/18	B+/P	1,150,000	1,154,060

Columbus, City School Dist. G.O. Bonds, AGM,
zero %, 12/1/27	AAA	1,895,000	845,928

Cuyahoga Cmnty., College Dist. Rev. Bonds, Ser. C
5 1/4s, 2/1/29	Aa2	995,000	1,057,516
5s, 8/1/25	Aa2	1,500,000	1,605,405

Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14	Aaa	1,070,000	1,149,030

Elyria, City School Dist. G.O. Bonds
(Classroom Fac. & School Impt.), SGI, 5s,
12/1/35	A1	500,000	501,540

Erie Cnty., Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.)
5 5/8s, 8/15/32	A–	1,500,000	1,377,360
Ser. A, 5 1/4s, 8/15/46	A–	590,000	481,534

Field, Local School Dist. G.O. Bonds (School Fac.
Construction & Impt.), AMBAC, 5s, 12/1/22	A–/P	1,170,000	1,147,957

Franklin Cnty., Rev. Bonds (OCLC Online Computer
Library Ctr.), 5s, 4/15/13	A	2,610,000	2,761,093

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Presbyterian Svcs.), Ser. A, 5 5/8s, 7/1/26	BBB	1,100,000	1,048,905

Greene Cnty., Hosp. Facs. Rev. Bonds (Kettering
Hlth. Network), 5 1/2s, 4/1/39	A2	1,000,000	976,260

Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC,
zero %, 12/1/22	A2	500,000	283,110

Hamilton Cnty., Econ. Dev. Rev. Bonds (King
Highland Cmnty. Urban), Ser. A, NATL, 5s, 6/1/22	A2	1,745,000	1,837,817

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B,
AMBAC, zero %, 12/1/24	A2	3,000,000	1,482,960

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds
(Metro. Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	1,500,000	1,574,085

Hamilton, City School Dist. G.O. Bonds (School
Impt.), AGM, 5s, 12/1/26	AA+	3,000,000	3,081,210

Huran Cnty., Human Svcs. Rev. Bonds, NATL,
6.55s, 12/1/20	Aa3	1,800,000	2,172,780

Kings, Local School Dist. G.O. Bonds (School
Impt.), NATL, 5s, 12/1/27	AA	750,000	793,403

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	Baa1	1,115,000	1,017,772

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Lakewood, City School Dist. G.O. Bonds
FGIC, NATL, zero %, 12/1/17	Aa3	$1,190,000	$972,635
AGM, zero %, 12/1/16	AAA	1,250,000	1,088,725

Lorain Cnty., Elderly Hsg. Corp. Multi-Fam. Rev.
Bonds (Harr Plaza & Intl.), Ser. A, 6 3/8s, 7/15/19	B	1,020,000	1,012,370

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. H, AGO, 5s, 2/1/29	AA+	2,000,000	2,017,460

Lorain Cnty., Port Auth. Recovery Zone Fac. Rev.
Bonds (U.S. Steel Corp.), 6 3/4s, 12/1/40	Ba2	500,000	518,060

Lucas Cnty., Hlth. Care Rev. Bonds
(Lutheran Homes), Ser. A, 7s, 11/1/45	BBB–	700,000	684,810

Miami Cnty., Hosp. Fac. Rev. Bonds (Upper Valley
Med. Ctr.), 5 1/4s, 5/15/17	A3	1,250,000	1,334,550

Midview, School Dist. COP (School Bldg. Fac.),
5 1/4s, 11/1/17	A1	2,535,000	2,648,289

Montgomery Cnty., Rev. Bonds (Catholic Hlth.
Initiatives), Ser. D, 6 1/4s, 10/1/33	Aa2	1,000,000	1,069,500

Mount Healthy, City School Dist. G.O. Bonds
(School Impt.), AGM, 5 1/4s, 12/1/22	Aa3	1,105,000	1,244,484

OH Hsg. Fin. Agcy. Rev. Bonds
Ser. B, GNMA Coll., 5s, 3/1/34	Aaa	310,000	311,643
(Single Fam. Mtge.), Ser. 1, 5s, 11/1/28	Aaa	1,180,000	1,275,816
(Res. Mtge.), Ser. C, GNMA Coll., FNMA Coll.,
4.1s, 3/1/15	Aaa	375,000	377,831

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15
(Escrowed to maturity)	AAA/P	15,000	12,097

OH State Rev. Bonds
Ser. A, 5s, 10/1/22	Aa3	3,090,000	3,394,767
(Revitalization), Ser. A, AMBAC, 5s, 4/1/19	Aa3	1,750,000	1,937,670

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	A3	1,000,000	1,032,460

OH State Air Quality Dev. Auth. Rev. Bonds
(Buckeye Pwr. Recvy. Zone Fac.), 6s, 12/1/40	A2	1,000,000	1,015,170
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	500,000	515,880

OH State Env. Impt. Rev. Bonds (USX Corp.),
5 5/8s, 5/1/29	Baa1	750,000	750,270

OH State Higher Edl. Fac. Rev. Bonds
(Case Western Reserve U.), 6 1/4s, 10/1/18	AA–	1,000,000	1,207,200
(Case Western Reserve U.), 6s, 10/1/14	AA–	1,000,000	1,133,310
(U. of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	1,200,000	1,236,024
(U. of Dayton), 5 1/2s, 12/1/36	A2	1,000,000	1,022,150
(Oberlin College), 5 1/8s, 10/1/24	Aa2	1,500,000	1,575,930

OH State Higher Edl. Fac. VRDN (Case Western
Reserve), Ser. B-2, 0.13s, 12/1/44	VMIG1	2,200,000	2,200,000

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Summa Hlth. Syst. — 2010), 5 3/4s, 11/15/40	Baa1	1,000,000	894,930
(Kenyon College), 5s, 7/1/44	A1	2,000,000	1,877,180
(Xavier U.), 5s, 5/1/40	A3	750,000	729,848

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Higher Edl. Fac. Commn. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	$2,000,000	$2,080,820
(Oberlin College), 5s, 10/1/33	Aa2	1,000,000	1,013,520

OH State Hsg. Fin. Agcy. Rev. Bonds (Res. Mtge.)
Ser. F, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.45s, 9/1/33	Aaa	1,200,000	1,222,728
Ser. L, GNMA Coll., FNMA Coll., 4 3/4s, 3/1/37	Aaa	1,025,000	935,405

OH State Poll. Control Rev. Bonds (Standard
Oil Co.), 6 3/4s, 12/1/15	A2	1,700,000	1,902,436

OH State Tpk. Comm. Rev. Bonds, Ser. A,
5s, 2/15/31	AA	1,000,000	1,040,720

OH State U. Rev. Bonds, Ser. A, 5 1/8s, 12/1/31
(Prerefunded 12/1/12)	Aa1	1,000,000	1,070,640

OH State Wtr. Dev. Auth. Poll. Control Rev. Bonds
(Wtr. Quality), Ser. A, 5s, 6/1/30	Aaa	1,000,000	1,070,670

OH State Wtr. Dev. Auth. Poll. Control Fac.
Mandatory Put Bonds (11/1/12) (First Energy
Generation), Ser. C, 7 1/4s, 11/1/32	Baa2	500,000	534,010

OH U. Gen. Recipients Athens Rev. Bonds, NATL,
5s, 12/1/25	Aa3	2,265,000	2,342,531

Powell, G.O. Bonds, FGIC, NATL, 5 1/2s, 12/1/25	Aa1	1,500,000	1,563,810

Rickenbacker, Port Auth. Rev. Bonds (OASBO
Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,165,000	2,234,626

River Valley, Local School Dist. G.O. Bonds
(School Fac. Construction & Impt.), AGM,
5 1/4s, 11/1/23	Aa2	300,000	346,254

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	2,250,000	2,254,793

South Western City, School Dist. G.O. Bonds
(Franklin & Pickway Cnty.), AGM, 4 3/4s, 12/1/23	AA+	2,000,000	2,125,000

Steubenville Hosp. Rev. Bonds (Trinity Hlth.
Syst.), 5s, 10/1/30	A3	500,000	447,450

Sylvania, City School Dist. G.O. Bonds (School
Impt.), AGO, 5s, 12/1/27	AA+	1,500,000	1,575,165

Tallmadge, City School Dist. G.O. Bonds (School
Fac.), AGM, 5s, 12/1/26	AA+	1,410,000	1,473,224

Toledo, G.O. Bonds (Macys), Ser. A, NATL,
6.35s, 12/1/25	A2	1,500,000	1,502,025

Toledo, Swr. Syst. Mtge. Rev. Bonds, AMBAC,
6.2s, 11/15/12	A/P	1,270,000	1,339,101

Toledo, Wtr. Wks. Mtge. Rev. Bonds, AMBAC,
6.2s, 11/15/12	A/P	515,000	523,770

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX
Transn, Inc.), 6.45s, 12/15/21	Baa3	1,900,000	2,111,907

Twin Valley, Cmnty. Local School Dist. Rev.
Bonds, FGIC, NATL, 7.05s, 12/1/11	A1	285,000	285,177

U. of Cincinnati COP (Jefferson Ave. Residence
Hall), NATL, 5 1/8s, 6/1/28	A2	420,000	420,097

U. of Cincinnati Rev. Bonds, Ser. F, 5s, 6/1/34	A1	1,500,000	1,493,910

Westerville, G.O. Bonds, AMBAC, 5s, 12/1/26	Aaa	1,320,000	1,422,208

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Woodridge, School Dist. Rev. Bonds, AMBAC,
6.8s, 12/1/14	A/P	$1,870,000	$2,020,385

Youngstown State U. Rev. Bonds, AGO,
5 1/4s, 12/15/29	AA+	500,000	530,225

Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds,
U.S. Govt. Coll.
7 3/8s, 10/1/21 (Escrowed to maturity)	AAA/P	220,000	284,491
7 3/8s, 10/1/20 (Escrowed to maturity)	AAA/P	205,000	265,094
7 3/8s, 10/1/19 (Escrowed to maturity)	AAA/P	185,000	239,231
7 3/8s, 10/1/18 (Escrowed to maturity)	AAA/P	180,000	232,765
7 3/8s, 10/1/17 (Escrowed to maturity)	AAA/P	160,000	206,902
7 3/8s, 10/1/16 (Escrowed to maturity)	AAA/P	155,000	200,437

			130,430,068
Puerto Rico (8.5%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 3/8s, 5/15/33	BBB	490,000	423,953

Cmnwlth. of PR, G.O. Bonds, Ser. A
6s, 7/1/40	A3	1,350,000	1,365,174
5 1/4s, 7/1/22	A3	1,000,000	1,012,840

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa1	2,000,000	2,007,880

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	A3	750,000	702,308
Ser. ZZ, 5 1/4s, 7/1/26	A3	1,000,000	1,002,100

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. N, 5 1/2s, 7/1/25	A3	1,750,000	1,789,568
Ser. G, 5s, 7/1/33 (Prerefunded 7/1/13)	Aaa	195,000	213,755
Ser. G, 5s, 7/1/33	A3	100,000	91,266

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	1,001,050

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	A3	1,000,000	1,064,270

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. M-3, NATL, Cmnwlth. of PR
Gtd., 6s, 7/1/28	A3	500,000	518,320

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. C, 5 1/4s, 8/1/41	A1	1,000,000	949,240
Ser. A, NATL, zero %, 8/1/43	Aa3	3,000,000	358,050

			12,499,774
Virgin Islands (0.7%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	300,000	302,313
Ser. A-1, 5s, 10/1/39	Baa2	375,000	329,715
Ser. A, 5s, 10/1/25	Baa2	350,000	349,261

			981,289

TOTAL INVESTMENTS

Total investments (cost $140,991,325)			$144,950,804

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2010 through May 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $147,458,525.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on FRB, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Local government	27.4%
Education	16.3
Health care	13.9
Utilities	11.8

The fund had the following insurance concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

AGM	15.0%
NATL	12.5

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$144,950,804	$—

Totals by level	$—	$144,950,804	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $140,991,325)	$144,950,804

Cash	8,877

Interest and other receivables	2,507,414

Receivable for shares of the fund sold	70,631

Receivable for investments sold	475,338

Total assets	148,013,064

LIABILITIES

Distributions payable to shareholders	130,363

Payable for shares of the fund repurchased	168,165

Payable for compensation of Manager (Note 2)	54,823

Payable for investor servicing fees (Note 2)	6,740

Payable for custodian fees (Note 2)	3,512

Payable for Trustee compensation and expenses (Note 2)	63,485

Payable for administrative services (Note 2)	845

Payable for distribution fees (Note 2)	58,452

Other accrued expenses	68,154

Total liabilities	554,539

Net assets	$147,458,525

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$145,532,166

Distributions in excess of net investment income (Note 1)	(130,363)

Accumulated net realized loss on investments (Note 1)	(1,902,757)

Net unrealized appreciation of investments	3,959,479

Total — Representing net assets applicable to capital shares outstanding	$147,458,525

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($132,617,447 divided by 15,008,353 shares)	$8.84

Offering price per class A share (100/96.00 of $8.84)*	$9.21

Net asset value and offering price per class B share ($1,852,172 divided by 209,828 shares)**	$8.83

Net asset value and offering price per class C share ($8,487,192 divided by 960,400 shares)**	$8.84

Net asset value and redemption price per class M share ($851,695 divided by 96,299 shares)	$8.84

Offering price per class M share (100/96.75 of $8.84)***	$9.14

Net asset value, offering price and redemption price per class Y share
($3,650,019 divided by 412,732 shares)	$8.84

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/11

INTEREST INCOME	$7,846,417

EXPENSES

Compensation of Manager (Note 2)	703,028

Investor servicing fees (Note 2)	84,302

Custodian fees (Note 2)	7,249

Trustee compensation and expenses (Note 2)	14,186

Administrative services (Note 2)	5,377

Distribution fees — Class A (Note 2)	322,349

Distribution fees — Class B (Note 2)	20,117

Distribution fees — Class C (Note 2)	89,547

Distribution fees — Class M (Note 2)	4,632

Other	92,926

Total expenses	1,343,713

Expense reduction (Note 2)	(1,118)

Net expenses	1,342,595

Net investment income	6,503,822

Net realized loss on investments (Notes 1 and 3)	(1,089,903)

Net unrealized depreciation of investments during the year	(3,562,990)

Net loss on investments	(4,652,893)

Net increase in net assets resulting from operations	$1,850,929

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/11	Year ended 5/31/10

Operations:
Net investment income	$6,503,822	$6,401,484

Net realized loss on investments	(1,089,903)	(183,196)

Net unrealized appreciation (depreciation) of investments	(3,562,990)	4,668,873

Net increase in net assets resulting from operations	1,850,929	10,887,161

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(8,300)	(30,100)

Class B	(126)	(974)

Class C	(509)	(1,445)

Class M	(49)	(206)

Class Y	(212)	(355)

From tax-exempt net investment income
Class A	(5,846,925)	(5,829,752)

Class B	(81,368)	(166,833)

Class C	(294,724)	(219,329)

Class M	(35,202)	(38,509)

Class Y	(143,522)	(65,149)

Increase in capital from settlement payments (Note 5)	225	—

Redemption fees (Note 1)	4	—

Increase (decrease) from capital share transactions (Note 4)	(10,525,141)	3,030,448

Total increase (decrease) in net assets	(15,084,920)	7,564,957

NET ASSETS

Beginning of year	162,543,445	154,978,488

End of year (including distributions in excess of net investment
income of $130,363 and $171,020, respectively)	$147,458,525	$162,543,445

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
May 31, 2011	$9.05	.36	(.21)	.15	(.36)	(.36)	— [c]	— [c,d]	$8.84	1.74	$132,617.79		4.14	11
May 31, 2010	8.79	.37	.26	.63	(.37)	(.37)	—	—	9.05	7.29	147,041	.82 [e]	4.15 [e]	9
May 31, 2009	8.93	.36	(.13)	.23	(.37)	(.37)	— [c]	—	8.79	2.84	142,288	.84 [e]	4.32 [e]	20
May 31, 2008	8.98	.36	(.04)	.32	(.37)	(.37)	— [c]	—	8.93	3.62	142,524	.88 [e]	4.06 [e]	36
May 31, 2007	8.97	.36	.01	.37	(.36)	(.36)	— [c]	—	8.98	4.16	139,448	.89 [e]	3.91 [e]	15

Class B
May 31, 2011	$9.04	.31	(.21)	.10	(.31)	(.31)	— [c]	— [c,d]	$8.83	1.10	$1,852	1.42	3.49	11
May 31, 2010	8.78	.31	.26	.57	(.31)	(.31)	—	—	9.04	6.61	3,454	1.45 [e]	3.51 [e]	9
May 31, 2009	8.93	.31	(.14)	.17	(.32)	(.32)	— [c]	—	8.78	2.06	6,387	1.48 [e]	3.67 [e]	20
May 31, 2008	8.97	.31	(.04)	.27	(.31)	(.31)	— [c]	—	8.93	3.07	9,189	1.52 [e]	3.41 [e]	36
May 31, 2007	8.96	.30	.01	.31	(.30)	(.30)	— [c]	—	8.97	3.47	12,931	1.53 [e]	3.27 [e]	15

Class C
May 31, 2011	$9.05	.30	(.22)	.08	(.29)	(.29)	— [c]	— [c,d]	$8.84	.97	$8,487	1.57	3.36	11
May 31, 2010	8.79	.30	.26	.56	(.30)	(.30)	—	—	9.05	6.44	8,716	1.60 [e]	3.37 [e]	9
May 31, 2009	8.93	.30	(.13)	.17	(.31)	(.31)	— [c]	—	8.79	2.01	4,985	1.63 [e]	3.55 [e]	20
May 31, 2008	8.97	.29	(.04)	.25	(.29)	(.29)	— [c]	—	8.93	2.89	3,088	1.67 [e]	3.27 [e]	36
May 31, 2007†	9.09	.19	(.12)	.07	(.19)	(.19)	—	—	8.97	.80 *	332	1.11*[e]	2.04*[e]	15

Class M
May 31, 2011	$9.06	.34	(.22)	.12	(.34)	(.34)	— [c]	— [c,d]	$8.84	1.35	$852	1.07	3.85	11
May 31, 2010	8.80	.34	.27	.61	(.35)	(.35)	—	—	9.06	6.99	999	1.10 [e]	3.87 [e]	9
May 31, 2009	8.94	.34	(.13)	.21	(.35)	(.35)	— [c]	—	8.80	2.56	1,085	1.13 [e]	4.03 [e]	20
May 31, 2008	8.98	.34	(.04)	.30	(.34)	(.34)	— [c]	—	8.94	3.45	986	1.17 [e]	3.77 [e]	36
May 31, 2007	8.98	.33	— [c]	.33	(.33)	(.33)	— [c]	—	8.98	3.73	1,157	1.18 [e]	3.63 [e]	15

Class Y
May 31, 2011	$9.06	.38	(.22)	.16	(.38)	(.38)	— [c]	— [c,d]	$8.84	1.87	$3,650.57		4.38	11
May 31, 2010	8.79	.39	.27	.66	(.39)	(.39)	—	—	9.06	7.65	2,334	.60 [e]	4.39 [e]	9
May 31, 2009	8.93	.38	(.13)	.25	(.39)	(.39)	— [c]	—	8.79	3.04	234	.63 [e]	4.63 [e]	20
May 31, 2008††	9.00	.16	(.07)	.09	(.16)	(.16)	—	—	8.93	1.03 *	10	.28*[e]	1.78*[e]	36

* Not annualized.

† For the period October 3, 2006 (commencement of operations) to May 31, 2007.

†† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 18, 2011 (Note 5).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

May 31, 2010	0.03%

May 31, 2009	0.06

May 31, 2008	0.01

May 31, 2007	0.01

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 5/31/11

Note 1: Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing in a portfolio primarily consisting of investment-grade tax-exempt securities issued in the state of Ohio with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Ohio.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from June 1, 2010 through May 31, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2011, the fund had a capital loss carryover of $724,592 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$413,222	May 31, 2017

97,718	May 31, 2018

213,652	May 31, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2012 $1,130,536 of losses recognized during the period from November 1, 2010 to May 31, 2011.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from post-October loss deferrals, dividends payable, market discount and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $52,228 to increase distributions in excess of net investment income and $46,117 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $98,345.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,737,719
Unrealized depreciation	(1,778,240)

Net unrealized appreciation	3,959,479
Capital loss carryforward	(724,592)
Post-October loss	(1,130,536)
Cost for federal income tax purposes	$140,991,325

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion,
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective September 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,118 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $82, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,268 and $3 from the sale of class A and class M shares, respectively, and received $5,045 and $1,421 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $87 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,195,332 and $29,179,751, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/11		Year ended 5/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,982,357	$17,832,508	2,061,958	$18,508,387

Shares issued in connection with
reinvestment of distributions	510,569	4,530,670	469,724	4,200,949

	2,492,926	22,363,178	2,531,682	22,709,336

Shares repurchased	(3,725,907)	(32,680,716)	(2,481,491)	(22,055,546)

Net increase (decrease)	(1,232,981)	$(10,317,538)	50,191	$653,790

	Year ended 5/31/11		Year ended 5/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	8,613	$77,736	25,201	$226,637

Shares issued in connection with
reinvestment of distributions	7,977	70,895	13,949	124,454

	16,590	148,631	39,150	351,091

Shares repurchased	(188,662)	(1,684,989)	(384,720)	(3,437,921)

Net decrease	(172,072)	$(1,536,358)	(345,570)	$(3,086,830)

	Year ended 5/31/11		Year ended 5/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	292,331	$2,622,646	512,835	$4,584,442

Shares issued in connection with
reinvestment of distributions	26,414	234,266	14,368	128,673

	318,745	2,856,912	527,203	4,713,115

Shares repurchased	(321,030)	(2,821,249)	(131,811)	(1,176,726)

Net increase (decrease)	(2,285)	$35,663	395,392	$3,536,389

	Year ended 5/31/11		Year ended 5/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	132	$1,161	6,102	$53,516

Shares issued in connection with
reinvestment of distributions	3,414	30,373	3,807	34,072

	3,546	31,534	9,909	87,588

Shares repurchased	(17,434)	(153,404)	(23,063)	(206,422)

Net decrease	(13,888)	$(121,870)	(13,154)	$(118,834)

	Year ended 5/31/11		Year ended 5/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	401,740	$3,573,080	305,907	$2,713,914

Shares issued in connection with
reinvestment of distributions	5,235	46,398	1,257	11,187

	406,975	3,619,478	307,164	2,725,101

Shares repurchased	(251,820)	(2,204,516)	(76,179)	(679,168)

Net increase	155,155	$1,414,962	230,985	$2,045,933

At the close of the reporting period, Putnam Investments, LLC owned 1,291 class Y shares of the fund (0.3% of class Y shares outstanding), valued at $11,412.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $225 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund has designated 99.79% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum. Chairman
Trustee since 1994 and	Emeritus of the Board of Trustees of Mount Holyoke
Vice Chairman since 2005	College. Director of the Adirondack Land Trust and Trustee
of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2011, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
Putnam RetirementReady 2055 Fund
Global Sector	Putnam RetirementReady 2050 Fund
Global Consumer Fund	Putnam RetirementReady 2045 Fund
Global Energy Fund	Putnam RetirementReady 2040 Fund
Global Financials Fund	Putnam RetirementReady 2035 Fund
Global Health Care Fund	Putnam RetirementReady 2030 Fund
Global Industrials Fund	Putnam RetirementReady 2025 Fund
Global Natural Resources Fund	Putnam RetirementReady 2020 Fund
Global Sector Fund	Putnam RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Retirement Income Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Putnam Retirement Income Lifestyle 2
Putnam Retirement Income Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Robert T. Burns
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Judith Cohen
Custodian	Principal Executive	Vice President, Clerk and
State Street Bank	Officer, Treasurer and	Assistant Treasurer
and Trust Company	Compliance Liaison
Michael Higgins
Legal Counsel	Steven D. Krichmar	Vice President, Senior Associate
Ropes & Gray LLP	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Janet C. Smith	Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN053
268242 7/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent" (as such term has been defined by the Securities and Exchange Commission (“SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2011	$48,584	$—	$7,141	$—
May 31, 2010	$50,192	$—	$7,349	$205*

*	Includes fees of $205 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended May 31, 2010, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management").

For the fiscal years ended May 31, 2011 and May 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $235,362 and $305,992 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2011	$—	$191,000	$—	$—
May 31, 2010	$—	$179,607	$—	$—

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Ohio Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2011